DOMINIX, INC.
                               40 MARQUETTE DRIVE
                            SMITHTOWN, NEW YORK 11787

                                                                December 8, 2003
Timothy Schmidt
52 W Windsor Parkway
Oceanside, NY 11572

Dear Tim:

This letter sets forth the agreement regarding your employment (the "Agreement") with Dominix, Inc. (the "Company"), a Delaware corporation that comprises the businesses of its two recently acquired wholly- owned subsidiaries Jade Entertainment Group, Inc., a New York corporation ("Jade") and MarketShare Recovery, Inc., a New York corporation ("MSR")(the "Business"), upon the terms and conditions set forth herein.

Start Date:                         December 8, 2003

Employment Term:                    The term  will be for a period  of three (3)
                                    years  through  December  8, 2006  ("Initial
                                    Term") provided that the Initial Term may be
                                    automatically  extended  for up to  two  (2)
                                    additional   twelve  month  periods   unless
                                    either  party  gives  written  notice to the
                                    other to not  proceed  with such  renewal at
                                    least   sixty   (60)   days   prior  to  the
                                    expiration  of the then  existing  term (the
                                    "Renewal Term").

                                    Either the Company or you may terminate your
                                    employment  during the  Initial  Term or any
                                    Renewal Term for any reason, with or without
                                    Cause,   provided  however,   you  agree  to
                                    deliver to the Company written notice of such termination at least one hundred twenty
                                    (120)  days  prior  to  your  last  date  of
                                    employment.

Title and Duties:                   You  will be  employed  in the  position  of
                                    President  of the Company  working  from the
                                    headquarters of Jade presently located at 95
                                    Broadhollow Road - Suite 101, Melville,  New
                                    York  11747,  or at such other New York City
                                    or Long Island  address as the Company shall
                                    designate.  Your duties and responsibilities
                                    shall be on a  full-time  basis and shall be
                                    subject,  at all times, to the direction and
                                    supervision of the Company's Chief Executive
                                    Officer   and   its   Board   of   Directors
                                    ("Board").   Your   responsibilities   shall
                                    include, but not limited to, using your best
                                    efforts to (i)  participate,  together  with
                                    executives  and  consultants of the Company,
                                    its   parent,    or   its   affiliates   and
                                    subsidiaries    in   the   structuring   and
                                    negotiation  of licensing,  sales or related
                                    commercial  transactions  for  Jade  and MSR
                                    Products;  (ii) execute the overall business
                                    strategy   to  develop   the  Jade  and  MSR
                                    Businesses;    (iv)   participate   in   the
                                    preparation   of   financial   budgets   and
                                    operating plans for the Company, its parent,
                                    and its  affiliates and  subsidiaries  along
                                    with  the   Company's   SEC   filings;   (v)
                                    participate  in the  analysis  of  potential
                                    acquisition,   joint  venture,   merger  and
                                    similar   type  of   transactions   for  the
                                    Company,  its  parent,  and  affiliates  and
                                    subsidiaries;   (vi)   participate   in  the
                                    raising  of  capital  for the  Company,  its


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                                    parent,    affiliates    and    subsidiaries
                                    operations;  (v)  manage  the  Company,  its
                                    parent,  and  affiliates  and  subsidiaries'
                                    personnel  in  the   performance   of  their
                                    duties, and (vi) to carry out such other matters of a similar nature as directed by a member of the Company's Chief Executive Officer or a member of the Board.

Base Salary:                        During each twelve (12) month  period of the
                                    Initial Term and any Renewal Term, you will be paid a base salary of $100,000 ("Base
                                    Salary"), payable in accordance with the Company's normal payroll practice, which is presently bi-weekly.

Quarterly Bonus:                    In addition to your Base Salary,  during the
                                    initial  twelve  (12)  month  period  of the
                                    Initial  Term,   you  will  be  entitled  to
                                    receive   a    performance    based    bonus
                                    ("Quarterly Bonus") calculated and payable on a quarterly basis in arrears, which will be equal to 2% of the Company's consolidated gross revenue derived from the operations of Jade and MSR for the prior calendar quarter, up to a maximum of $20,000 per quarter.

                                    Quarterly Bonus's earned shall be payable thirty (30) days following the end of the last calendar month of the prior quarter.

Compensation Reviews:               Base  Salary   reviews  shall  be  performed
                                    annually on each  anniversary  of your Start
                                    Date.  Any  increases in Base Salary or cash
                                    bonuses,   or   any   continuation   of  the
                                    Quarterly  Bonus  beyond the initial  twelve
                                    (12)  month  period,  shall  be  made in the
                                    Company's   discretion  on  the  appropriate
                                    anniversary date by the independent members of the Company's Board of Directors (or
                                    Compensation Committee if so formed), or by the non-interested members of the Company's
                                    Board of Directors if no independent members are elected, pursuant to both the Company's guidelines as they exist from time to time, and the Company's overall financial, as well as your individual, performance.

Severance:

                                    In  the  event  that  your   employment   is
                                    terminated without Cause by the Company,  or
                                    you terminate your employment for Cause, you
                                    shall be entitled to  severance  at the rate
                                    provided   by  your   Base   Salary  on  the
                                    following basis:

        Months employed                 months of severance payment

              0-12                                    4
             12-24                                    9
             after 24                                12

Benefits:                           You will be eligible to  participate  in any
                                    management  bonus plan and  entitled to such
                                    benefits,   health  insurance  and  vacation
                                    which are, or will be, provided to other senior executives of the Company.

Expenses:                           You will be  reimbursed  upon  submission of
                                    appropriate documentation for all reasonable
                                    expenses  including travel (local and out of
                                    town) incurred by you in the  performance of
                                    your employment hereunder, provided however,
                                    that you shall  not incur any such  expenses
                                    in  excess  of  $1,000   without  the  prior
                                    written   consent  of  the  Chief  Executive
                                    Officer or an authorized financial officer of the Company.



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

Termination:                        (a) Your employment shall terminate upon the
                                    first to occur of the following:

                                    (1) The expiration of the Initial Term or any Renewal Term specified above.

                                    (2) Upon your (i) death or (ii) permanent disability or incapacity.

                                    (3) For Cause.  The  Company  shall have the
                                    right  to  terminate  your  employment  upon
                                    twenty-four  (24) hours'  written  notice to
                                    you  For  Cause.   The   grounds   for  such
                                    termination For Cause shall be:

                                          (i) a material, uncured breach of your
                                          agreement  of  employment   hereunder,
                                          including,   but  not   limited  to  a
                                          violation   of  any   non-competition,
                                          non-solicitation   or  confidentiality
                                          provisions hereinafter set forth,

                                          (ii)   Your    arrest    for    fraud,
                                          embezzlement,  bribery,  act of  moral
                                          turpitude  or  any  felonious  offense
                                          (other than  strictly a motor  vehicle
                                          matter, provided that a conviction for
                                          a motor  vehicle  matter  other than a
                                          minor traffic  violation,  constitutes
                                          grounds for termination For Cause); or

                                          (iii)  Your  commission  of any act of
                                          fraud,  dishonesty  or  negligence  in
                                          connection  with  the  performance  of
                                          your  duties  as an  employee  of  the
                                          Company; or

                                          (iv) Your willful and repeated failure
                                          or refusal  (unremedied after five (5)
                                          business days written  notice from the
                                          Company of such failure or refusal) to
                                          perform      your      duties      and
                                          responsibilities as are established by
                                          the  Company's  Board of Directors (or
                                          Audit Committee), from time to time.

                                    (4) Upon written notice from either the Company, or you, which notice if delivered by you shall be received by the Company no less than one hundred twenty (120) days prior to the date of termination and if delivered by the Company, shall be received by you no less than thirty (30) days prior to the date of termination.

                                    (b)   Except   as   otherwise    stated   in
                                    "Severance" above, if you are terminated for
                                    Cause,  the  Company  shall  have no further
                                    financial  or  other   obligations   to  you
                                    following the last date of employment.

Agreement Not To Compete:           In  consideration  of the  above,  you agree
                                    that during the Initial  Term or any Renewal
                                    Term, and for twelve (12) months following the expiration of such term or earlier termination of your employment, you shall not either for yourself or on behalf of any other person, partnership, corporation or entity, directly or indirectly or by action in concert with others:


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                                       (a)  interfere  with any of the Company's
                                       or  its   parent,   affiliates'   or  its
                                       subsidiaries'   relationships   with,  or
                                       endeavor  to employ  or entice  away from
                                       the Company or its parent,  affiliates or
                                       its subsidiaries,  any person who, at any
                                       time on or after the date  hereof,  is or
                                       shall be an  employee  of the  Company or
                                       its    parent,    affiliates    or    its
                                       subsidiaries    or   under   some   other
                                       contractual    relationship    with   the
                                       Company,   interfere   with  or  seek  to
                                       adversely alter the Company's or its parent, affiliates or its subsidiaries' relationship with, solicit or divert any supplier, licensee or distributor of the Company or its parent, affiliates or its subsidiaries; or

                                       (b) seek or obtain employment with, or provide services to, any party that has in the past twelve (12) months had an agreement, or engaged in any business transaction of a material nature with the Company.

Property Rights:                       With respect to  information,  inventions
                                       and  discoveries  or any  interest in any
                                       copyright     and/or    property    right
                                       developed,  made or  conceived of by you,
                                       either alone or with others,  at any time
                                       during your employment by the Company and
                                       whether or not within  working hours (and
                                       written  six months  thereafter)  arising
                                       out of such  employment  or  pertinent to
                                       any  field of  business  or  research  in
                                       which,   during  such   employment,   the
                                       Company  is  engaged or (if such is known
                                       to   or    ascertainable   by   you)   is
                                       considering engaging, you agree:

                                       (a) that all such information, inventions
                                       and  discoveries  or any  interest in any
                                       copyright  and/or other  property  right,
                                       whether or not  patented  or  patentable,
                                       shall  be  and   remain   the   exclusive
                                       property of the  Company,  whether or not
                                       it  is  protected  or  protectible  under
                                       applicable  patent,  trademark,   service
                                       mark,  copyright  or  trade  secret  laws
                                       which  shall be deemed work made for hire
                                       as  defined   in   Section   101  of  the
                                       Copyright Act, 15 U.S.C.  Section 101. If
                                       it is determined  that any such works are
                                       not  works  made  for  hire,  you  hereby
                                       assign to the  Company all of your right,
                                       title and interest,  including all rights
                                       of   copyright,    patent,    and   other
                                       intellectual property rights, to or in such work product;

                                       (b) to disclose promptly to an authorized
                                       representative  of the  Company  all such
                                       information,  inventions and  discoveries
                                       or any  copyright  and/or other  property
                                       right   and  all   information   in  your
                                       possession as to possible applications and uses thereof;

                                       (c) not to file  any  patent  application
                                       relating   to  any  such   invention   or
                                       discovery except with the prior written consent of an authorized officer of the Company (other than yourself);


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

                                       (d) that you hereby waive and release any
                                       and all  rights  you  may  have in and to
                                       such    information,    inventions    and
                                       discoveries  and  hereby  assign  to  the
                                       Company  and/or its  nominees all of your
                                       right, title and interest in them and all
                                       your  right,  title and  interest  in any
                                       patent, patent application,  copyright or
                                       other property  right based thereon.  You
                                       hereby irrevocably  designate and appoint
                                       the   Company   and   each  of  its  duly
                                       authorized  officers  and  agents as your
                                       agent and attorney-in-fact to act for you
                                       and in your  behalf  and stead to execute
                                       and file any document and to do all other
                                       lawfully  permitted  acts to further  the
                                       prosecution,  issuance and enforcement of
                                       any  such  patent,   patent  application,
                                       copyright or other property right with the same force and effects as if executed and delivered by you; and

                                       (e) at the  request of the  Company,  and
                                       without  expense to you, to execute  such
                                       documents  and perform such other acts as
                                       the   Company    deems    necessary    or
                                       appropriate,  for the  Company  to obtain
                                       patents   on   such   inventions   in   a
                                       jurisdictions designated by the Company, and to assign to the Company or its designees such inventions and any and all patent applications and patents relating thereto.

Confidentiality:                       With   respect   to   the    information,
                                       inventions  and  discoveries  referred to
                                       above and also with  respect to all other
                                       information, whatever its nature and form
                                       and   whether   obtained    orally,    by
                                       observation,  from  Materials (as defined
                                       below) or  otherwise  (except  such as is
                                       generally available through publication),
                                       obtained  by  you  and  relating  to  any
                                       invention,   improvement,    enhancement,
                                       product,  know-how,   formula,  software,
                                       process,  apparatus,   design,  drawings,
                                       codes, data printouts, magnetic tapes and
                                       disks,  recordings,  marketing  and sales
                                       programs, financial projections,  concept
                                       or other  creation,  or to any use of any
                                       of  them,  or to  materials,  tolerances,
                                       specifications, costs (including, without
                                       limitation, manufacturing costs), pricing
                                       formulae, or to any plans of the Company,
                                       or  to  any   other   trade   secret   or
                                       proprietary information of the Company, related to the Business and operations of the Company or the Company's customers, strategic alliances, licensors, parent, subsidiaries and affiliates, you agree:

                                       (a)  to  hold   all   such   information,
                                       inventions and discoveries which have not
                                       otherwise   become  public  knowledge  in
                                       strict confidence and not to publish or otherwise disclose any thereof to any person or entity other than the Company except with the prior written consent of an authorized officer of the Company or as may be required by law;

                                       (b) to take all reasonable precautions to
                                       assure   that   all   such   information,
                                       inventions and discoveries are properly protected from access by unauthorized persons;

                                       (c) to make no use of nor  exploit in any
                                       way any such  information,  invention  or
                                       discovery   except  as  required  in  the
                                       performance of your employment duties of the Company; and

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

                                       (d) upon  termination of your  employment
                                       by  the  Company,  or at  any  time  upon
                                       request of the Company,  to deliver to it
                                       all Materials (as defined  below) and all
                                       substances,  models, software, prototypes
                                       and the like  containing  or  relating to
                                       any  such   information,   invention   or
                                       discovery, all of which Materials (as defined below) and other things shall be and remain the exclusive property of the Company.

                                       For purposes of this Agreement,  the term
                                       "Materials" includes, without limitation,
                                       letters,   memoranda,   reports,   notes,
                                       notebooks,  books of accounts,  drawings,
                                       prints,   marketing  materials,   product
                                       designs,    specifications,     formulae,
                                       software,  data  printouts,   microfilms,
                                       e-mails, magnetic tapes and disks and other documents and recordings, together with all copies, excerpts and summaries, thereof.

Indemnity:                             You shall be indemnified  for all claims,
                                       liabilities,  damages,  losses, costs and
                                       expenses of any nature, including but not
                                       limited to,  reasonable  attorneys' fees,
                                       judgments,    settlement,    fines    and
                                       penalties that are incurred by you in connection with the performance of your duties under this Agreement unless the claim or alleged claim is based in whole or in part upon acts or omissions by you constituting willful misconduct, gross negligence or fraud.

Miscellaneous:                         We  agree  that it is our  intention  and
                                       covenant   that   your   employment   and
                                       performance thereunder be governed by and
                                       construed  under the laws of the State of
                                       New York concerning  contracts to be made
                                       and  performed  wholly within such state,
                                       without  regard  to any  conflict  of law
                                       principles  and that any dispute  between
                                       the   parties   of  any  kind   shall  be
                                       adjudicated exclusively in the courts of the State of New York.

                                       (a) This  letter  sets  forth the  entire
                                       agreement  regarding your  employment and
                                       may not be modified or changed  except by
                                       mutual    written     agreement.     Your
                                       obligations hereunder may not be assigned
                                       by  you.  Your  employment  agreement  is
                                       assignable    by   the   Company   to   a
                                       wholly-owned  subsidiary  or in the event
                                       of   any   sale,   merger,   or   similar
                                       transaction by the Company with a third party or a related party.

                                       (b) You  represent  and warrant  that the
                                       execution,  delivery and  performance  by
                                       you of this  Agreement  and  the  matters
                                       contemplated  thereunder  does  not,  and
                                       will not, violate, result in a breach of,
                                       or   constitute   a  default   under  any
                                       agreement or arrangement to which you are
                                       a party.  You also  represent and warrant
                                       that  you  have  had the  opportunity  to
                                       consult  with the  counsel of your choice
                                       in the  negotiation and execution of this
                                       Agreement and that you are satisfied that
                                       you    have    been     adequately    and
                                       independently represented.

                                       (c) The  invalidity of all or any part of
                                       any  paragraph  or  subparagraph  of this
                                       Agreement  shall not render  invalid  the
                                       remainder    of   the    Agreement    and
                                       obligations contemplated hereunder.

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                                       (d) This Agreement may be executed in two
                                       or more counterparts, each of which shall be deemed an original, but all of which when together, shall constitute one and the same agreement.

                                       (e) Any notice given  hereunder  shall be
                                       in  writing  and  either   delivered   in
                                       person,    by    nationally    recognized
                                       overnight  courier,  or be  registered or
                                       certified  first  class  mail,   (postage
                                       prepaid,  addressed) if to the Company at
                                       Dominix,   Inc.,   40  Marquette   Drive,
                                       Smithtown, New York 11787, attn: Chairman
                                       of the Board  and (b) if to the  Employee
                                       at  the  address  noted  above.   Notices
                                       delivered   personally  shall  be  deemed
                                       given as of actual receipt;  notices sent
                                       via  facsimile   transmission   shall  be
                                       deemed  given  as  of  one  business  day
                                       following  sender's receipt from sender's
                                       facsimile machine of written confirmation
                                       of transmission thereof;  notices sent by
                                       overnight  courier  shall  be  deemed  as
                                       given as of one  business  day  following
                                       sending;  and  notices  mailed  shall  be
                                       deemed  given  as of five  business  days
                                       after  proper  mailing.   Any  party  may
                                       change its address in notice given to the
                                       other  party  in  accordance   with  this
                                       Section (e).

                                       (f) Each party shall fully  indemnify the
                                       other   for  all   claims,   liabilities,
                                       damages,  losses,  costs and  expenses of
                                       any nature, including but not limited to,
                                       reasonable  attorneys'  fees,  judgments,
                                       settlement,  fines and penalties that are
                                       incurred by the counter-party arising out
                                       of or in connection  with the performance
                                       of each  party's  obligations  under this
                                       Agreement  unless  the  claim or  alleged
                                       claim    resulted    from   the   willful
                                       misconduct, gross negligence or fraud of the party claiming indemnification

If the above meets with your understanding, please countersign this Agreement at the lower left to acknowledge your agreement and acceptance with the terms and conditions outlined above and return a signed copy to me at your earliest convenience. We look forward to a long and mutually rewarding relationship.


                             Sincerely,
                             Dominix, Inc.



                             By:
                                ---------------------------------------------
                                Andrew J. Schenker, Sole Officer and Director


ACCEPTED AND AGREED TO
THIS 8 day of December 2003:



-----------------------------------
Timothy Schmidt


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